UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. Announces Adjournment of Annual Meeting of Shareholders to August 26, 2021

SAN JUAN, Puerto Rico– July 29, 2021 – GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (“the Fund”) today convened and then adjourned the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) without transacting any other business. Following a vote by shareholders, the Annual Meeting was adjourned to be held virtually on August 26, 2021 at 2:00 PM.

The transaction of business at the Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the Annual Meeting. Accordingly, the Annual Meeting has been adjourned to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD: (1) “FOR” PROPOSAL 1 TO ELECT THE THREE DIRECTOR NOMINEES UP FOR ELECTION AS DIRECTORS OF THE FUND TO SERVE UNTIL THE END OF THEIR RESPECTIVE TERM OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND (2) “FOR” PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE FUND’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2022. THESE PROPOSALS ARE DISCUSSED IN GREATER DETAIL IN THE PROXY STATEMENT, WHICH WE ADVISE YOU TO READ IN ITS ENTIRETY.

The record date for the adjourned Annual Meeting remains June 9, 2021. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by Fund with U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2021, (the “Proxy Statement”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 29th day of July, 2021.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary